Portfolio of Investments (unaudited)
As of March 31, 2023
The India Fund, Inc.

	Shares	Value
COMMON STOCKS—101.3%
INDIA—101.3%
Communication Services—6.5%
Affle India Ltd.(a)	386,766	$ 4,674,805
Bharti Airtel Ltd.	2,207,010	20,167,144
Info Edge India Ltd.	113,200	5,303,835
		30,145,784
Consumer Discretionary—7.2%
Crompton Greaves Consumer Electricals Ltd.	1,315,188	4,678,241
FSN E-Commerce Ventures Ltd.(a)	153,490	231,202
Mahindra & Mahindra Ltd.	746,136	10,537,594
Maruti Suzuki India Ltd.	137,312	13,902,660
Titan Co. Ltd.	122,212	3,753,648
		33,103,345
Consumer Staples—13.0%
Hindustan Unilever Ltd.	1,054,872	32,938,385
ITC Ltd.	2,708,277	12,661,802
Nestle India Ltd.	41,600	9,976,044
Tata Consumer Products Ltd.	550,000	4,767,287
		60,343,518
Energy—3.2%
Aegis Logistics Ltd.	3,221,395	14,892,982
Financials—30.1%
Aptus Value Housing Finance India Ltd.	1,423,402	4,187,539
Axis Bank Ltd.	441,500	4,617,949
HDFC Bank Ltd.	995,751	19,578,570
Housing Development Finance Corp. Ltd.	1,057,688	33,846,936
ICICI Bank Ltd.	4,005,684	42,789,438
Kotak Mahindra Bank Ltd.	535,876	11,330,984
PB Fintech Ltd.(a)	829,965	6,432,891
SBI Life Insurance Co. Ltd.(b)	1,223,896	16,403,183
		139,187,490
Health Care—6.6%
Fortis Healthcare Ltd.(a)	3,623,200	11,510,659
JB Chemicals & Pharmaceuticals Ltd.	119,087	2,841,500
Syngene International Ltd.(b)	1,276,000	9,217,337
Vijaya Diagnostic Centre Pvt Ltd.	1,501,100	7,163,050
		30,732,546
Industrials—6.3%
ABB India Ltd.	206,618	8,451,788
Shares		Value

Container Corp. Of India Ltd.	900,015	$ 6,364,307
KEI Industries Ltd.	147,000	3,032,897
Larsen & Toubro Ltd.	422,407	11,154,362
		29,003,354
Information Technology—13.1%
Infosys Ltd.	2,100,622	36,667,586
Tata Consultancy Services Ltd.	616,037	24,132,997
		60,800,583
Materials—7.0%
Asian Paints Ltd.	206,242	6,954,552
Hindalco Industries Ltd.	1,435,673	7,080,485
UltraTech Cement Ltd.	198,971	18,450,755
		32,485,792
Real Estate—3.0%
Godrej Properties Ltd.(a)	604,915	7,599,616
Prestige Estates Projects Ltd.	1,269,469	6,227,303
		13,826,919
Utilities—5.3%
Power Grid Corp. of India Ltd.	6,674,184	18,358,280
ReNew Energy Global PLC, Class A(a)	1,099,812	6,180,943
		24,539,223
Total India		469,061,536
Total Common Stocks		469,061,536
SHORT-TERM INVESTMENT—0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.70%(c)	860,708	860,708
Total Short-Term Investment		860,708
Total Investments (Cost $308,742,375)—101.5%		469,922,244
Liabilities in Excess of Other Assets—(1.5%)		(6,826,587)
Net Assets—100.0%		$463,095,657

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of March 31, 2023.

PLC	Public Limited Company

See accompanying  Notes to Portfolio of Investments.

Notes to Portfolio of Investments
March 31, 2023 (unaudited)

1.    Summary of Significant Accounting Policies
a.    Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Directors (the "Board") designated  abrdn Asia Limited (“abrdn Asia” or the “Investment Manager”) as the valuation designee ("Valuation Designee") for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities.These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”).
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Investment Manager as Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Investment Manager may be classified as Level 2 or Level 3 depending on the nature of the inputs.
2